Exhibit 99.2

IMPORTANT VOTE OF PFSweb, Inc. STOCKHOLDERS

PLEASE ACT TODAY

July 3, 2013

Dear Stockholder:

On July 3, 2013, PFSweb, Inc. adjourned its 2013 Annual Meeting of Stockholders from July 3, 2013 to July 16, 2013 to provide the Company with time to solicit additional votes to approve the proposals to declassify the Board and adopt majority voting for the uncontested election of directors. The Annual Meeting is scheduled to reconvene at the Hilton Garden Inn, 705 Central Expressway South, Allen, Texas on July 16, 2013 at 10:00 a.m. CST.

According to our records, we have not received your vote for this meeting. To ensure your vote is received in time, please vote as soon as possible.

Stockholders are asked to (1) approve an amendment to the Company’s Certificate of Incorporation and Bylaws to provide for the annual election of all directors, (2) elect two directors, (3) approve an amendment to the Company’s Bylaws to include a majority vote provision in uncontested elections of directors, (4) approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers, (5) determine, on a non-binding, advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers and (6) ratify the appointment of Grant Thornton LLP as the Company’s independent auditors. Information about these matters is contained in the Company’s Proxy dated June 3, 2013.

APPROVAL OF PROPOSALS (1) AND (3) REQUIRES THE AFFIRMATIVE VOTE OF 75% OF THE COMPANY’S OUTSTANDING SHARES SO EVERY VOTE COUNTS.

YOUR VOTE IS EXTREMELY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES OF PFSweb THAT YOU HOLD.

To ensure your representation at the Annual Meeting, you are urged to vote your shares by (a) calling the toll free telephone number indicated on the proxy card or (b) accessing the special web site indicated on the proxy card, each as more fully explained in the telephone and internet voting instructions. You may also complete, date, sign and return the enclosed proxy as promptly as possible. A postage-prepaid envelope is enclosed for that purpose. If you attend the Annual Meeting, you may vote in person even if you have previously returned a proxy card. Please note that if you hold your shares of our common stock through your broker, you will not be able to vote in person at the meeting.

If your shares are held in a stock brokerage account or by a bank or other holder of record, you are considered the “beneficial owner” of shares held in street name. As the beneficial owner, you have the right to direct your broker, bank or other holder of record on how to vote your shares by using the voting instruction card included in the mailing or by following their instructions for voting by telephone or on the Internet. Other than for Proposal (6), your shares cannot be voted without your instructions to your broker, bank or other holder of record.

We value you as an active PFSweb stockholder. Thank you for your continued support.

Sincerely,

Michael Willoughby

Chief Executive Officer

Important Additional Information

The Company has filed with the U.S. Securities and Exchange Commission (“SEC”) and provided to its stockholders a definitive proxy statement and a proxy supplement in connection with its 2013 Annual Meeting of Stockholders. STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT FILED BY THE COMPANY WITH THE SEC IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain free copies of these documents through the website maintained by the SEC at http://www.sec.gov or in the Investor Relations section of the Company’s website at www.pfsweb.com. The proxy statement and such other documents may also be obtained for free from the Company by directing such request to PFSweb, Inc., Attn: Secretary, Telephone (972) 881-2900.

Certain Information Regarding Participants in the Solicitation

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of the Company’s stockholders in connection with its 2013 Annual Meeting. Information regarding the names, affiliations and direct and indirect interests (by security holdings or otherwise) of these persons can be found in the Company’s definitive proxy statement filed with the SEC. Stockholders may obtain a free copy of the proxy statement and other documents filed by the Company with the SEC from the sources listed above.